Exploration for and evaluation of oil and natural gas resources (Tables)	12 Months Ended
Dec. 31, 2020
Exploration For And Evaluation Of Mineral Resources [Abstract]
Detailed information about exploration and evaluation assets

			$ million
	2020	2019	2018
Exploration and evaluation costs
Exploration expenditure written off[a]	9,920	631	1,085
Other exploration costs	360	333	360
Exploration expense for the year	10,280	964	1,445
Impairment losses	156	2	137
Intangible assets – exploration and appraisal expenditureb c	4,113	14,091	15,989
Liabilities	71	73	60
Net assets	4,042	14,018	15,929
Cash used in operating activities	360	333	360
Cash used in investing activities	674	1,215	1,119
[a] 2020 includes $2,643 million in the Gulf of Mexico primarily relating to the Paleogene assets, $2,539 million in Canada primarily relating to Terre de Grace, $2,141 million in Brazil, $952 million in Egypt and $832 million in Angola. 2018 included $447 million in the deepwater Gulf of Mexico principally relating to licence expiries. For further information see Upstream – Exploration on page .
[b] 2019 includes approximately $2.5 billion relating to Canadian oil sands.
[c] Amount capitalized at 31 December 2020 relates to assets in various regions. The largest of these is $0.7 billion capitalised in the Middle East region.